J.P. MORGAN FUNDS

JPMorgan Total Emerging Markets Fund

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated July 2, 2015

To the Prospectuses, Summary Prospectuses and Statement

of Additional Information dated March 1, 2015, as supplemented

NOTICE OF CHANGE TO LIQUIDATION DATE FOR JPMORGAN TOTAL EMERGING MARKETS FUND. The Board of Trustees of the JPMorgan Total Emerging Markets Fund (the “Fund”) approved the liquidation and dissolution of the Fund, which was scheduled to occur on or about July 6, 2015. The Board has approved the postponement of the liquidating distribution to allow for the conversion of all remaining assets to cash. The liquidating distribution is now scheduled to occur on or before August 28, 2015 (the “Liquidation Date”). You will receive further notice if the Liquidation Date is accelerated to an earlier date or postponed to a later date.

The Fund may continue to depart from its stated investment objective and strategies as it increases its cash holdings in preparation for its liquidation. Unless you have an individual retirement account (“IRA”), where the State Street Bank and Trust serves as the custodian, on the Liquidation Date, the Fund shall distribute pro rata to its shareholders of record all of the assets of the Fund in complete cancellation and redemption of all of the outstanding shares of beneficial interest, except for cash, bank deposits or cash equivalents in an estimated amount necessary to (i) discharge any unpaid liabilities and obligations of the Fund on the Fund’s books on the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date, and (ii) pay such contingent liabilities as the officers of the Fund deem appropriate subject to ratification by the Board. Capital gain distributions, if any, may be paid on or prior to the Liquidation Date. If you have a Fund direct IRA account, your shares will be exchanged for the corresponding class of shares of the JPMorgan Liquid Assets Money Market Fund as specified below if you do not provide alternative direction prior to the Liquidation Date. For all other IRA accounts, the proceeds will be invested based upon guidelines of the Plan administrator.

Share Class of JPMorgan Total Emerging Markets Fund	Share Class of JPMorgan Liquid Assets Money Market Fund
Class A Shares	Morgan Shares
Class C Shares	Morgan Shares
Select Class Shares	Morgan Shares

Upon liquidation, shareholders may purchase any class of another J.P. Morgan Fund for which they are eligible with the proceeds of the liquidating distribution. Shareholders holding Class A Shares or Select Class Shares will be permitted to use their proceeds from the liquidation to purchase Class A Shares of another J.P. Morgan Fund at net asset value within 90 days of the liquidating distribution. They may also purchase other share classes for which they are eligible. If Shareholders of Class C Shares purchase Class C Shares of another J.P. Morgan Fund, no contingent deferred sales charge will be imposed on sales of Class C Shares bought with proceeds from the liquidation, provided that the purchase is made within 90 days of the liquidating distribution. Redemptions may be made before the Liquidation Date.

PURCHASES OF FUND SHARES ARE NO LONGER BEING ACCEPTED

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS, SUMMARY PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

SUP-TEM-LIQ-715